SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 15, 1998



                              WILLCOX & GIBBS, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



       333-24507                                          22-3308457
(Commission File Number)                       (IRS Employer Identification No.)



900 Milik Street, Cartaret, New Jersey        07008
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (732) 541-6255


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ITEM 5.    OTHER EVENTS

            Willcox & Gibbs, Inc. (the "Company") did not make the interest payment on its 12-1/4% Senior Notes due 2003 scheduled for December 15, 1998. The Company has entered into discussions with an unofficial committee of the holders of such Notes regarding a possible restructuring of such Notes. However, the Company cannot predict the results of such discussions.

            In an unrelated matter, the Company has entered into a new Distributorship Agreement with G.M. Pfaff AG, in the form of Exhibit 10.1 hereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                         DESCRIPTION

10.1 Distributorship Agreement, dated as of October 1, 1998, between G.M. Pfaff AG and the Company.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WILLCOX & GIBBS, INC.



Date:  December 16, 1998                       By  /s/ JOHN K. ZIEGLER
                                                  ----------------------------
                                                  John K. Ziegler
                                                  Chairman of the Board and
                                                  Chief Executive Officer